MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated July 27, 2018 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018 for the following Series and Classes of the Fund:

Strategic Income Conservative Series (the “Series”)

Class I and S

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and Statement of Additional Information, and should be read in conjunction with those documents.

The Board of Directors of the Fund has voted to terminate the offering of shares of the Strategic Income Conservative Series and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, effective immediately, the Series will be closed to new investors. Effective August 31, 2018, the Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

The Series will redeem all of its outstanding shares on or about September 27, 2018 and distribute the proceeds to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

As shareholders redeem shares of the Series between the date of this supplement and the date of the final redemption, and as the Series increases its cash positions to facilitate redemptions, the Series may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Series may not be able to achieve its investment objectives during the period between the date of this supplement and the date of the final redemption.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MSCBX 07/27/18